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                             CROSS-REFERENCE TABLE

     Reconciliation and tie between Trust Indenture Act of 1939, as amended, and Indenture, dated as of February 24, 1998, among E-P Acquisition, Inc., the Guarantors named therein and The Bank of New York, as Trustee.

                  Trust Indenture                    Indenture
                    Act Section                       Section
                    -----------                       -------
                  'SS'310 (a)(1)....................    7.10
                          (a)(2)....................    7.10
                          (a)(5)....................    7.10
                          (b).......................    7.08; 7.10
                  'SS'311 (a).......................    7.11
                          (b).......................    7.11
                  'SS'312 (a).......................    2.05
                          (b).......................    12.03
                          (c).......................    12.03
                  'SS'313 (a).......................    7.06
                          (b)(2)....................    7.06
                          (c).......................    7.06; 12.02
                          (d).......................    7.06
                  'SS'314 (a).......................    4.02; 4.03; 12.02
                          (a)(4)....................    12.05
                          (c)(1)....................    12.04
                          (c)(2)....................    12.04
                          (e).......................    12.05
                  'SS'315 (a).......................    7.01
                          (b).......................    7.05; 12.02
                          (c).......................    7.01
                          (d).......................    7.01
                          (e).......................    6.11
                  'SS'316 (a)(last sentence)........    2.11
                          (a)(1)(A).................    6.05
                          (a)(1)(B).................    6.04
                          (b).......................    6.07
                          (c).......................    2.15
                  'SS'317 (a)(1)....................    6.03; 6.08
                          (a)(2)....................    6.09
                          (b).......................    2.04
                  'SS'318 (a).......................    12.01


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